November 19, 1998


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: TIP INSTITUTIONAL FUNDS (FILE NOS. 33-70958 AND 811-08104) FILING PURSUANT TO RULE 497(E)

Ladies and Gentlemen:

On behalf of our client, TIP Institutional Funds (the "Trust"), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated November 19, 1998, to the Trust's Micro Cap Growth Prospectus dated March 1, 1998.

Please contact me at (202) 467-7811 if you have any questions regarding this filing.

Sincerely,

/s/ Elizabeth H. Torp

Elizabeth H. Torp
Legal Assistant


cc:      Edward B. Baer, Esq.


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                             TIP INSTITUTIONAL FUNDS

                              MICRO CAP GROWTH FUND

                      SUPPLEMENT DATED NOVEMBER 19, 1998 TO
                       THE PROSPECTUS DATED MARCH 1, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.


THE MICRO CAP GROWTH FUND WILL CLOSE TO MOST NEW INVESTORS ONCE THE ASSETS UNDER MANAGEMENT OF TURNER INVESTMENT PARTNERS, INC. ("TURNER") REACH A SPECIFIED LEVEL. EFFECTIVE WHEN THE ASSETS THAT TURNER MANAGES IN ITS MICRO CAP GROWTH EQUITY STYLE (WHICH INCLUDES THE ASSETS OF THE FUND) REACH $287 MILLION, THE FUND WILL BE CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS OF THE FUND WILL BE NOTIFIED BEFORE THE FUND IS CLOSED TO NEW INVESTORS.

SHAREHOLDERS OF THE FUND AS OF THE EFFECTIVE DATE FOR THIS CLOSING MAY CONTINUE TO MAKE INVESTMENTS IN THE FUND, AND MAY OPEN ADDITIONAL ACCOUNTS WITH THE FUND, PROVIDED THE NEW ACCOUNTS ARE REGISTERED IN THE SAME NAME OR HAVE THE SAME TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER ASSIGNED TO THEM. IN ADDITION, CERTAIN LIMITED CLASSES OF NEW INVESTORS MAY ALSO PURCHASE SHARES OF THE FUND AFTER IT IS CLOSED TO NEW INVESTORS.


                             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.